SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                    Date of Report:  September 11, 1996

                        ORION CAPITAL CORPORATION

         (Exact name of registrant as specified in its charter)

        DELAWARE               1-7801              95-6069054
      (State or other     (Commission File       (I.R.S. Employer
      jurisdiction of          Number)            Identification
       incorporation)                                 Number)

      600 Fifth Avenue, New York, NY                    10020-2302
      (Address of principal executive offices)        (Zip Code)

                             (212) 332-8080
      (Registrant's telephone number, including area code)

                                   N/A
      (Former name or former address, if changed since last report)


      Item 5.  Other Events.

                On September 11, 1996, the Board of Directors of Orion Capital Corporation (the "Company") approved the re-demption, at the close of business on September 16, 1996 (the "Redemption Date"), of the rights (the "Original Rights") issued pursuant to the Rights Agreement, dated as of March 15, 1989, between the Company and the Rights Agent thereunder (the "1989 Rights Agreement"), at a price of $.01 for each Original Right, payable on October 1, 1996 to holders of record on the Redemption Date. A notice of redemption will be mailed to all shareholders of record.

                The Board of Directors also approved the adoption of a new shareholder rights plan. The new plan, like the 1989 Rights Agreement, is intended to promote continuity and stability, deter coercive or partial offers which will not provide fair value to all shareholders and enhance the Board's ability to represent all shareholders and thereby maximize shareholder values.

                Pursuant to the new Rights Agreement between the Company and ChaseMellon Shareholder Services L.L.C., as Rights Agent (the "1996 Rights Agreement"), one right ("Right") will be issued for each share of common stock, par value $1.00 per share, of the Company outstanding as of the close of business on September 16, 1996. Each of the new Rights will entitle the registered holder to purchase from the Company one two-hundredth of a share of Series B Junior Participating Preferred Stock, par value $1.00 per share, at a price of $200 per one two-hundredth of a share. The Rights generally will not become exercisable unless and until, among other things, any person acquires 15% or more of the out-standing stock. The new Rights are generally redeemable at $.01 per Right at any time until 10 days following a public announcement that a 15% or greater position in the Company's common stock has been acquired and will expire, unless earli-er redeemed or exchanged, on September 11, 2006.

                A description of the new Rights is set forth in Exhibit C to the 1996 Rights Agreement. A copy of the Rights Agreement is also filed herewith and is incorporated herein by reference.

      Item 7.  Financial Statements and Exhibits.

      (c)  Exhibits.

      Exhibit No.         Description

           4 Rights Agreement, dated as of September 11, 1996, between Orion Capital Corpora-tion and ChaseMellon Shareholder Services L.L.C., which includes as Exhibit A thereto, the Form of Rights Certificate (incorporated by reference to the Registrant's Form 8-A dated September 20,
                          1996).

          99              Press Release issued on September 11,
                          1996.


                               SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               ORION CAPITAL CORPORATION
                                      (Registrant)

                               BY:  /s/ Michael P. Maloney
                                    _____________________
                                    Michael P. Maloney
                                    Vice President

      Dated:   September 25, 1996


                            INDEX TO EXHIBITS

        Exhibit No.    Description                              Page

              4        Rights Agreement, dated as of Sep-
                       tember 11, 1996, between Orion
                       Capital Corporation and
                       ChaseMellon Shareholder Services
                       L.L.C., which includes as Exhibit
                       A thereto, the Form of Rights Cer-
                       tificate (incorporated by refer-
                       ence to the Registrant's Form 8-A
                       dated September 20, 1996).

             99        Press Release issued on September
                       11, 1996